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                                   GENERAL RELEASE

    To all to whom these Presents shall come or may Concern, Know That BERNARD TESSLER, an individual residing at __________________________, as RELEASOR, in consideration of the sum of SIX THOUSAND TWO HUNDRED DOLLARS ($6,200.00), received from PLAYORENA INC, a New York corporation, as RELEASEE, receipt whereof is hereby acknowledged, agrees to transfer to RELEASEE 750,000 shares of common stock of Playorena Inc. registered in the name of Releasor and further releases and discharges RELEASEE, and RELEASEE'S successors and assigns, from any obligation from all actions, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgements, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, which against the RELEASEE, RELEASOR and/or RELEASOR's heirs, executors, administrators, successors and assigns ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatever from the beginning of the world to the day of the date of this RELEASE. RELEASEE (INCLUDING PLAYORENA INC AND ITS INVESTORS) AGREES TO MUTUALLY RELEASE AND DISCHARGE RELEASOR FROM ALL OBLIGATIONS AND AGREES TO ISSUE AS AGREED A TOTAL OF 1,500,000 SHARES OF COMMON STOCK OF PLAYORENA TO RELEASOR OF WHICH 750,000 WILL BE TRANSFERRED AS ABOVE.

    The words "RELEASOR" and "RELEASEE" include all releasors and all releasees under this RELEASE.

    The RELEASE may not be changed orally.

    IN WITNESS WHEREOF, the RELEASOR has caused this RELEASE to be executed on the 10th day of APRIL, 1995.

    In presence of

                                                       /s/Bernard Tessler
                                                       -------------------------
                                                          Bernard Tessler

                                                       /s/Michael Astor
                                                       -------------------------
                                                          Michael Astor
                                                            for Playorena Inc.

STATE OF      )
              )ss.:
COUNTY OF     )

    On _____________, 1995 before me, personally came Bernard Tessler to me known, who, by me duly sworn, did depose and say that deponent resides at ______________________________ and that deponent executed the above release.



                                                       _________________________
                                                          Notary Public